UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2017
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HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 794-8889
Not Applicable
(Former name or former address, if changed since last report)
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 30, 2017, Halozyme Therapeutics, Inc., a Delaware corporation (the “Company”), through its subsidiary Halozyme, Inc., a California corporation (“Halozyme” and together with the Company, the “Companies”) entered into (i) a First Amendment to Amended and Restated Lease (the “11388 Lease Amendment”) with BMR-11388 Sorrento Valley Road LP (“BMR-11388”) for approximately 27,575 square feet of space in office and research facilities located at 11388 Sorrento Valley Road, San Diego, California, and (ii) a First Amendment to Lease (the "11404/11408 Lease Amendment” and together with the 11388 Lease Amendment, the "Lease Amendments”) with BMR-Sorrento Plaza LLC (“BMR”) for approximately 30,371 square feet of space in office and research facilities located at 11404 and 11408 Sorrento Valley Road, San Diego, California. The Lease Amendments effectively extend the Company’s tenancy at these facilities for an additional five years.
The 11388 Lease Amendment extension commences on January 15, 2018 and expires on January 14, 2023, subject to an early termination option in favor of the Company. The Company will pay base rent to BMR-11388 under the 11388 Lease Amendment beginning in January 2018 as set forth below:
Period                    Monthly Base Rent
January 15, 2018 to January 14, 2019    $75,831.25
January 15, 2019 to January 14, 2020    $78,037.25
January 15, 2020 to January 14, 2021    $80,243.25
January 15, 2021 to January 14, 2022    $82,725.00
January 15, 2022 to January 14, 2023    $85,206.75
The 11404/11408 Lease Amendment extension commences on January 15, 2018 and expires on January 14, 2023, subject to an early termination option in favor of the Company. The Company will pay base rent to BMR under the 11404/11408 Lease Amendment beginning in January 2018 as set forth below:
Period                    Monthly Base Rent
January 15, 2018 to January 14, 2019    $83,520.25
January 15, 2019 to January 14, 2020    $85,949.93
January 15, 2020 to January 14, 2021    $88,379.61
January 15, 2021 to January 14, 2022    $91,113.00
January 15, 2022 to January 14, 2023    $93,846.39
On June 30, 2017, the Companies entered into a Second Modification to Lease (the “11436 Lease Amendment”) with Cal-Sorrento, Ltd., a California limited partnership (“Cal-Sorrento”) for approximately 18,000 square feet of space in office and research facilities located at 11436 Sorrento Valley Road, San Diego, California. The 11436 Lease Amendment effectively extends the Companies’ tenancy at this facility for an additional five years.
The 11436 Lease Amendment extension commences on February 1, 2018 and expires on January 31, 2023, subject to an early termination option in favor of the Companies. The Companies will pay base rent to Cal-Sorrento under the 11436 Lease Amendment beginning in February 2018 as set forth below:
Period                    Monthly Base Rent
February 1, 2018 to January 31, 2019    $27,900.00
February 2019                $14,369.00
March 1, 2019 to January 31, 2020        $28,737.00
February 2020                $14,800.00
March 1, 2020 to January 31, 2021        $29,599.00
February 2021                $15,244.00
March 1, 2021 to January 31, 2022        $30,487.00
February 2022                $15,701.00
March 1, 2022 to January 31, 2023        $31,402.00
The preceding description of the Lease Amendments and the 11436 Lease Amendment is a summary of the material terms of such lease amendments and does not purport to be complete, and is qualified in its entirety by copies of the Lease Amendments and the 11436 Lease Amendment which are attached as exhibits to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The information set forth in the Exhibit Index immediately following the signature page to this Current Report on Form 8-K is incorporated by reference into this Item 9.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.
July 5, 2017	By:	/s/ Harry J. Leonhardt, Esq.
	Name:	Harry J. Leonhardt, Esq.
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Lease (11388 Sorrento Valley Road), dated June 30, 2017
10.2	First Amendment to Lease (11404 and 11408 Sorrento Valley Road), dated June 30, 2017
10.3	Second Modification to Lease (11436 Sorrento Valley Road), dated June 30, 2017